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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 10, 2000, included in EchoStar Communication Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.




Denver, Colorado,
November 27, 2000.




                                             /s/ Arthur Andersen LLP
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